UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): November 29, 2023

THE ARENA GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

delaware	001-12471	68-0232575
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 VESEY STREET, 24TH FLOOR
NEW YORK, new york	10281
(Address of principal executive offices)	(Zip code)

212-321-5002

(Registrant’s telephone number including area code)

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AREN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

On December 1, 2023, The Arena Group Holdings, Inc., a Delaware corporation (the “Company”), entered into an amendment (the “BCA Amendment”) to the previously announced Business Combination Agreement, dated November 5, 2023 (the “Business Combination Agreement”), by and among the Company, Simplify Inventions, LLC, a Delaware limited liability company (“Simplify”), Bridge Media Networks, LLC, a Michigan limited liability company and a wholly owned subsidiary of Simplify (“Bridge Media”), New Arena Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Newco” and, following the consummation of the Mergers (as defined in the Business Combination Agreement), “New Arena”), Energy Merger Sub I, LLC, a Delaware limited liability company and a wholly owned subsidiary of Newco, and Energy Merger Sub II, LLC a Delaware limited liability company and a wholly owned subsidiary of Newco.

The BCA Amendment was entered into in connection with the Simplify Purchase Transactions described in Item 8.01 below, and amends certain terms of the Business Combination Agreement to reflect the Simplify Purchase Transactions. The BCA Amendment also provides that the Company will take all necessary actions to appoint Cavitt Randall and Christopher Fowler to the Board of Directors (the “Board”) of the Company to fill the vacancies resulting from the resignations of Todd Sims and Daniel Shribman from the Board, as further described in Item 5.02 below, and also amends the form of Nomination Agreement to be entered into by Simplify, 5-Hour International Corporation Pte. Ltd (“5-Hour”) and New Arena upon the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Proposed Transaction”), as described below.

Pursuant to the BCA Amendment, the Nomination Agreement (the “Nomination Agreement”) to be entered into in connection with the Closing will provide that Simplify will have the right (i) during the period beginning on the date of the Closing and ending on the date on which Simplify and 5-Hour (together with their respective Permitted Transferees (as such term is defined in the Nomination Agreement)) no longer collectively own at least fifty percent of the total number of New Arena shares outstanding (the “Majority Period”), to nominate such number of individuals for election to the New Arena board of directors (the “New Arena Board”) determined by multiplying (A) a fraction, the numerator of which is the aggregate number of shares of common stock of New Arena (the “New Arena Common Stock”) then owned, of record or beneficially, by SI and 5-Hour, together with their respective Permitted Transferees, and the denominator of which is the aggregate number of shares of New Arena Common Stock then outstanding (in each case, including any options, warrants or other rights entitling the holder thereof to acquire shares of New Arena Common Stock from New Arena), by (B) the then total number of directors constituting the entire New Arena Board, which, as of the Closing, shall be five of the seven total number of directors on the New Arena Board and shall initially be Manoj Bhargava, Vince Bodiford, Cavitt Randall, Herbert Hunt Allred and Christopher Fowler; (ii) following the Majority Period, to nominate such number of individuals as determined by multiplying (A) a fraction, the numerator of which is the aggregate number of shares of New Arena Common Stock then owned, of record or beneficially, by Simplify and 5-Hour, together with their respective Permitted Transferees, and the denominator of which is the aggregate number of shares of New Arena Common Stock then outstanding (in each case, including any options, warrant or other rights entitling the holder thereof to acquire shares of New Arena Common Stock from New Arena), by (B) the then total number of directors constituting the entire New Arena Board; and (iii) in the event of the death, resignation, disqualification or removal of any director nominated pursuant to clauses (i) and (ii) above, to nominate for election an individual to fill the vacancy resulting from such death, resignation, disqualification, removal or other cause (such persons nominated pursuant to clauses (i), (ii) and (iii), the “SI Nominees”).

The Nomination Agreement also provides that the Nominating Committee of the New Arena Board shall nominate for election to the New Arena Board, (i) during the Majority Period, such number of individuals as determined by subtracting from the total number of directors constituting the entire New Arena Board the number of SI Nominees, which, as of the Closing, shall be two of the seven total number of directors on the New Arena Board and shall initially be Ross Levinsohn and Laura Lee, (ii) in the event of the death, resignation, disqualification or removal of any director nominated pursuant to clause (i) above, an individual to fill the vacancy resulting from such death, resignation, disqualification, removal or other cause and (iii) in the event of the removal or resignation of a director nominated by Simplify upon the end of the Majority Period, an individual to fill the vacancy from such removal or resignation.

Pursuant to the Nomination Agreement, Simplify and 5-Hour have also agreed to vote or cause to be voted all shares of New Arena Common Stock owned or controlled by each of them for the director nominees described in the preceding two paragraphs at any meeting of the stockholders of New Arena.

The Nomination Agreement shall terminate on the earliest to occur of (a) the date on which Simplify, together with its Permitted Transferees, no longer owns of record or beneficially in the aggregate at least fifteen percent (15%) of the aggregate number of shares of New Arena Common Stock then outstanding (including any options, warrant or other rights entitling the holder thereof to acquire shares of New Arena Common Stock from New Arena); (b) the dissolution of New Arena; and (c) the consummation of a Change of Control (as defined in the Nomination Agreement).

The foregoing descriptions of the BCA Amendment and the Nomination Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of such documents, which are attached hereto or will be filed with a Registration Statement on Form S-4, and are each incorporated herein by reference.

Amendment to Note Purchase Agreement

On December 1, 2023, the Company entered into Amendment No. 2 (the “NPA Amendment”) to the Third Amended and Restated Note Purchase Agreement, dated December 15, 2022 (as amended to date, the “Note Purchase Agreement”), by and among the Company, the subsidiary guarantors party thereto, BRF Finance Co., LLC, as agent and purchaser, and the other purchasers from time to time party thereto. Prior to the NPA Amendment, the Note Purchase Agreement provided that failure by the Company to repay $28.0 million in aggregate principal amount of the notes outstanding under the Note Purchase Agreement or failure by the Company to consummate the Proposed Transaction by December 31, 2023 (the “EOD Date”) would constitute an Event of Default thereunder. The NPA Amendment extended the EOD Date to April 30, 2024.

The foregoing description of the NPA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the NPA Amendment, a copy of which is included in this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Voting and Support Agreements

As previously disclosed, the Company entered into voting and support agreements (the “Voting Agreements”) with certain of its stockholders pursuant to which each such holder agreed (i) to vote at any meeting of the stockholders of the Company (a “Company Stockholder Meeting”) all of its Company common stock held of record or thereafter acquired (the “Subject Shares”) in favor of the Proposed Transaction, (ii) to vote its Subject Shares at any Company Stockholder Meeting against any other proposal, action or agreement for an acquisition of, or change in control transaction involving, the Company and (iii) not to transfer its Subject Shares during the term of the Voting Agreement.

In connection with the Simplify Purchase Transactions, the Company terminated the Voting Agreements with B. Riley Securities, Inc. and certain of its affiliates and entered into a Voting Agreement with Simplify with respect to the shares of Company common stock purchased by Simplify in connection with the Simplify Purchase Transactions, in substantially the form filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Voting Agreement, a copy of which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, and is incorporated herein by reference.

Waiver of Liquidated Damages

Pursuant to certain registration rights agreements and certain securities purchase agreements, the Company had previously agreed to pay liquidated damages to certain purchasers of the Company’s equity securities due to the Company’s failure to register shares of the Company’s common stock and to timely file periodic reports. In connection with the Simplify Purchase Transactions, B. Riley Principal Investments, LLC, the Company and Simplify entered into a Waiver of Liquidated Damages and Release of Claims, dated December 1, 2023 (the “Waiver”), pursuant to which B. Riley Principal Investments, LLC irrevocably and unconditionally relinquished any claims to liquidated damages (or any accrued interest due thereon) that it had pursuant to the registration rights agreements and securities purchase agreements.

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Waiver, a copy of which is included in this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Simplify Purchase Transactions, on November 29, 2023, Todd Sims and Daniel Shribman notified the Company of their intent to resign from the Board, effective upon the closing of the Simplify Purchase Transactions. The resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Also in connection with the Simplify Purchase Transactions, on November 29, 2023, upon the recommendation of a majority of the independent directors of the Board, the Board appointed each of Cavitt Randall and Christopher Fowler to fill the vacancies created by Mr. Sims and Mr. Shribman, effective upon the closing of the Simplify Purchase Transactions. Each of Mr. Fowler and Mr. Randall will serve as a director until the Company’s next annual stockholders’ meeting, and until his successor is elected and qualified or until his earlier death, resignation or removal.

Neither of Mr. Randall nor Mr. Fowler are party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Each of Mr. Randall’s and Mr. Fowler’s compensation shall be consistent with the Company’s policy for non-employee directors, the components of which were disclosed in the Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 28, 2023, in the section titled “Director Compensation Policies.”

Mr. Randall, age 45, has served as the Chief Executive Officer of MBX Clearing LLC, an investment firm registered broker-dealer that self-clears at Option Clearing Corporation (OCC) since August 2022. Prior to joining MBX Clearing LLC, from August 2018 to August 2022, Mr. Randall was the Chief Operating Officer of SI Capital LLC prior to it changing its name to MBX Group LLC. Prior to SI Capital LLC, from June 2000 to August 2018, Mr. Randall held various executive roles at GE Capital including roles as the Senior Vice President. Mr. Randall has over twenty years’ experience in equity, options and debt trading and holds Series 24 (General Securities Principal), Series 57 (Securities Trader) and FINRA SIE licenses. Mr. Randall holds a Bachelor of Arts in Finance from Michigan State University.

Mr. Fowler, age 64, has served as the Chief Investment Officer of MBX Group, an investment firm where he is responsible for overseeing all investment activity since 2015. MBX Group is an affiliate of Simplify. For 15 years, Mr. Fowler worked as a Managing Director at GE Capital. Prior, Mr. Fowler worked at JPMorgan Chase & Co. as a Senior Vice President of Leveraged Lending for 11 years. Mr. Fowler holds a Bachelor of Science in Business/Industrial Engineering from the University of Southern California.

Item 8.01	Other Events.

On December 1, 2023, Renew Group Private Limited (“Renew”) purchased approximately $110.7 million in aggregate principal amount of the Notes issued by the Company pursuant to the Note Purchase Agreement (the “Notes”), which constitute all of the Notes outstanding thereunder, from BRF Finance Co., LLC and also assumed the role of agent under the Note Purchase Agreement (the “Simplify Note Purchase Transaction”). The indirect owner of Renew also has an indirect non-controlling interest in Simplify.

Also on December 1, 2023, Bryant R. Riley, B. Riley Financial, Inc., B. Riley Asset Management LLC, certain affiliates thereof and certain other stockholders sold an aggregate of 10,512,236 shares of Company common stock to Simplify (together with the Simplify Note Purchase Transaction, the “Simplify Purchase Transactions”).

Additional Information and Where to Find It

In connection with the Proposed Transaction, Newco and the Company will prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a combined proxy statement/prospectus of the Company and Newco (the “Combined Proxy Statement/Prospectus”). The Company, Simplify and Newco will prepare and file the Combined Proxy Statement/Prospectus with the SEC, and the Company will mail the Combined Proxy Statement/Prospectus to its stockholders and file other documents regarding the Proposed Transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Newco and/or the Company may file with the SEC in connection with the Proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ARENA ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND THE OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED BY NEWCO OR ARENA WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Combined Proxy Statement/Prospectus and other documents filed with the SEC by Newco and/or the Company without charge through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

Participants in the Solicitation

The Company, Simplify, Bridge Media and Newco and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in connection with the Proposed Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Proposed Transaction, including a description of their direct or indirect interests in the Proposed Transaction, by security holdings or otherwise, will be set forth in the Combined Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of the Company is contained in the Company’s proxy statement for its 2023 annual meeting of stockholders, filed with the SEC on April 28, 2023, its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 31, 2023, and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Exchange Act, including statements regarding the Proposed Transaction. All statements, other than historical facts, are forward-looking statements, including: statements regarding the expected timing and structure of the Proposed Transaction, including any plans or estimates; the ability of the parties to complete the Proposed Transaction considering the various closing conditions; expectations regarding the related agreements to the Proposed Transaction, including the timing, structure, terms, benefits, plans and each of the parties’ ability to satisfying the closing conditions therein; the expected composition of the board of directors of the combined company; and any assumptions underlying any of the foregoing. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “intend,” “expect,” “seek,” “estimate,” “plan,” “would,” or other similar words or expressions or negatives of these words, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements.

Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) that one or more closing conditions to the Proposed Transaction, including that the required approval by the stockholders of the Company may not be obtained; (2) the risk that the Proposed Transaction may not be completed in the time frame expected by the parties, or at all; (3) unexpected costs, charges or expenses resulting from the Proposed Transaction; (4) uncertainty of the expected financial performance of New Arena following completion of the Proposed Transaction; (5) failure to realize the anticipated benefits of the Proposed Transaction, including as a result of delay in completing the Proposed Transaction or integrating Bridge Media and the Company; (6) the ability of New Arena to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of New Arena; (8) any inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the Proposed Transaction; (10) potential litigation in connection with the Proposed Transaction or other settlements or investigations that may affect the timing or occurrence of the Proposed Transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including natural and man-made disasters, civil unrest, pandemics, geopolitical uncertainty and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent U.S. administration; (13) the ability of Bridge Media, the Company and New Arena to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event; (14) the impact of public health crises, such as pandemics and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; (15) actions by third parties, including government agencies; (16) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Proposed Transaction; (17) the risk that disruptions from the Proposed Transaction will harm Bridge Media and the Company, including current plans and operations; (18) certain restrictions during the pendency of the acquisition that may impact Bridge Media’s or the Company’s ability to pursue certain business opportunities or strategic transactions; (19) Bridge Media’s, the Company’s and New Arena’s ability to meet expectations regarding the accounting and tax treatments of the Proposed Transaction; (20) delays in Bridge Media attracting advertisers or executing its business growth strategy; (21) continued fragmentation of audiences and a reduction in the number of television subscribers; (22) decreases in advertising spending or advertising demand or the demand for Bridge Media programming; (23) increased competition for programing, audiences and advertisers; (24) loss of Bridge Media’s key affiliate customer, Agency 5; (25) changes in government regulations, licensing requirements, or FCC’s rules and regulations and the applicability of such rules and regulations to Bridge Media; (26) failure to identify strategic acquisitions candidates or achieve the desired results of strategic acquisitions; (27) loss of material intellectual property rights for the Company or Bridge Media’s programming, technology, digital and other content; (28) labor disputes, increasing demand for creative talent and union activity; (29) loss of key employees or the inability to attract and retain skilled employees; and (30) inability to or limitations on raising additional capital in the future. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, the registration statement on Form S-4 discussed above and other documents filed by the Company and Newco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company, Simplify, Bridge Media and Newco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Company, Simplify, Bridge Media or Newco gives any assurance that the Company, Bridge Media or the combined company will achieve its expectations.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
10.1*	Amendment No. 1 to Business Combination Agreement, dated December 1, 2023, by and between the Company, Simplify Inventions, LLC, Bridge Media Networks, LLC, New Arena Holdco, Inc., Energy Merger Sub I, LLC and Energy Merger Sub II.
10.2	Amendment No. 2 to Third Amended and Restated Note Purchase Agreement, dated December 1, 2023, by and between the Company, the subsidiary guarantors party thereto, BRF Finance Co., LLC, as agent and purchaser, and the other purchasers from time to time party thereto.
10.3	Waiver of Liquidated Damages and Release of Claims, dated December 1, 2023, by and among the Company, Simplify Inventions, LLC and B. Riley Principal Investments, LLC.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ARENA GROUP HOLDINGS, INC.

Dated: December 5, 2023
	By:	/s/ Douglas B. Smith
	Name:	Douglas B. Smith
	Title:	Chief Financial Officer